SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                            Security Exchange Act of 1934
                                 (Amendment No. __)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                AEHR TEST SYSTEMS
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transactions applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing party:

          ---------------------------------------------------------------------
     (4)  Date filed:

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
                               [LOGO]AEHR TEST SYSTEMS

                                AEHR TEST SYSTEMS
                                400 Kato Terrace
                            Fremont, California 94539

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 19, 2004

                          -----------------------------


TO THE SHAREHOLDERS OF
    AEHR TEST SYSTEMS:

      You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Aehr Test Systems, a California corporation (the "Company") to be held on October 19, 2004, at 4:00 p.m., at the Company's corporate headquarters located at 400 Kato Terrace, Fremont, California 94539, for the following purposes:

      1. To elect five directors.

      2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2005.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only holders of record of the Common Stock at the close of business on September 9, 2004 will be entitled to notice of and to vote at the Annual Meeting. Please sign, date and mail the enclosed proxy so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may vote in person even if you return a proxy.


                                             By Order of the Board of Directors,

                                             /s/ Rhea J. Posedel

                                             RHEA J. POSEDEL
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors

                                AEHR TEST SYSTEMS
                                400 Kato Terrace
                            Fremont, California 94539

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         2004 ANNUAL MEETING OF SHAREHOLDERS

      This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of Aehr Test Systems, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on October 19, 2004 and at any adjournments thereof.

      At the Annual Meeting, the Shareholders will be asked:

      1. To elect five directors.

      2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2005.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

      The Board of Directors has fixed the close of business on September 9, 2004 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock ("Common Share") held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

      This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about September 27, 2004.


                               THE ANNUAL MEETING

Date, Time and Place

      The Annual Meeting will be held on October 19, 2004 at 4:00 p.m., local time, at 400 Kato Terrace, Fremont, California 94539.

General

      The Company's principal office is located at 400 Kato Terrace, Fremont, California 94539 and its telephone number is (510) 623-9400.

Record Date and Shares Entitled to Vote

      Shareholders of record at the close of business on September 9, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,393,719 Common Shares outstanding and entitled to vote.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Proxy Solicitation

      Each shareholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses. No shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

      Proxies are being solicited by the Company. The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, appointed for the meeting, who will determine whether or not a quorum is present. If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may by adjourned to a subsequent date for the purposes of obtaining a quorum. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and shares that are voted "FOR," "AGAINST" or "ABSTAIN" are also treated as shares entitled to vote (the "Votes Cast") at the Annual Meeting with respect to such matter.

      While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Broker non-votes (i.e. votes from shares of record by brokers as to which the beneficial owners have no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will make a quorum more readily but will not otherwise affect the outcome of the voting on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the articles of incorporation), however, a broker non-vote has the same affect as a vote against the proposal.

Deadline for Receipt of Shareholder Proposals for 2005 Annual Meeting

      Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission ("SEC"). Proposals of shareholders of the Company intended to be presented for consideration at the Company's 2005 Annual Meeting of Shareholders must be received by the Company no later than May 22, 2005, in order that they may be included in the proxy statement and form of proxy related to that meeting.

Shareholder Information

      IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULE THERETO. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO AEHR TEST SYSTEMS, 400 KATO TERRACE, FREMONT, CA 94539, ATTENTION: INVESTOR RELATIONS.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                 AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 31, 2004, or some other practical date in cases of the principal shareholders, by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each of the Company's executive officers named in the Summary Compensation Table appearing herein, and (iv) all directors and executive officers of the Company as a group:

                                                                               Shares Beneficially
                                                                                      Owned(1)
                                                                             -------------------------
Beneficial Owner                                                              Number        Percent(2)
----------------                                                             --------       ----------
Named Executive Officers and Directors:
Rhea J. Posedel (3) .................................................        1,073,134         14.3%
Robert R. Anderson (4) ..............................................          111,999          1.5%
William W. R. Elder (5) .............................................           67,083           *
Mukesh Patel (6) ....................................................           39,499           *
Mario M. Rosati (7) .................................................          221,300          3.0%
Carl J. Meurell (8) .................................................           93,167          1.2%
Gary L. Larson (9) ..................................................          106,130          1.4%
Carl N. Buck (10) ...................................................           89,856          1.2%
David S. Hendrickson (11) ...........................................           89,646          1.2%
All Directors and Executive Officers as a group (10 persons) (12) ...        1,925,000         24.2%

Principal Shareholders:
Private Capital Management, Inc. (13) ...............................        1,422,178         19.2%
   8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108
State of Wisconsin Investment Board (14) ............................        1,184,400         16.0%
   121 East Wilson Street, Madison, WI 53702
Wellington Management Company, LLP (15) .............................          732,700          9.9%
   75 State Street, Boston, MA 02109

--------------------------------
*      Represents less than 1% of the Common Shares

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have represented to the Company that they have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Aehr Test Systems, 400 Kato Terrace, Fremont, California 94539.

(2) Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 31, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 20,000 shares held by Vivian Owen, Mr. Posedel's wife, 9,950 shares held by Rhea J. Posedel, trustee for Natalie Diane Posedel, Mr. Posedel's daughter, and 105,103 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(4) Includes 39,499 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(5) Includes 42,083 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(6) Includes 34,499 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(7) Includes 3,040 shares held of record by WS Investment Company 87A. Mr. Rosati is a general partner of WS Investment Company 87A and disclaims beneficial ownership of the shares held by WS Investment Company 87A except to the extent of his proportionate partnership interest therein. Also includes 27,000 shares held by Mario M. Rosati and Douglas Laurice, trustees for the benefit of Mario M. Rosati, 149,177 shares held by Mario
       M. Rosati, Trustee of the Mario M. Rosati Trust, U/D/T dated 1/9/90 and 42,083 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(8) Includes 91,978 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004. Mr. Carl J. Meurell ceased to be an officer of the Company as of January 2004.

(9) Includes 55,478 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(10) Includes 38,624 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(11) Includes 85,936 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(12) Includes 568,469 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2004.

(13) Based solely on Form 13F Holdings Report filed with the SEC by Private Capital Management ("PCM") for the period ended June 30, 2004. PCM has shared investment power and shared voting power with respect to the shares.

(14) Based solely on Form 13F Holdings Report filed with the SEC by the State of Wisconsin Investment Board ("SWIB") for the period ended June 30, 2004. SWIB has sole investment and sole voting power with respect to the shares.

(15) Based solely on Form 13F Holdings Report filed with the SEC by Wellington Management Company, LLP ("WMC") for the period ended June 30, 2004. WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of the 532,700 shares which are held of record by investment advisory clients of WMC. WMC has sole investment and sole voting power with respect to 200,000 shares and shared investment and shared voting power with respect to the remaining shares.

Equity Compensation Plan Information

       The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of May 31, 2004.

                                (a)                      (b)                        (c)

                                                                            Number of securities
                                                                       remaining available for future
                      Number of securities to      Weighted-average          issuance under equity
                      be issued upon exercise      exercise price of          compensation plans
                      of outstanding options,     outstanding options, (excluding securities reflected
Plan Category           warrants and rights       warrants and rights            in column (a))
-------------           -------------------       -------------------            --------------
Equity compensation
plans approved by          1,095,728 (1)                 $4.69                       626,141
security holders

Equity compensation
plans not approved by           --                         --                           --
security holders
---------------------
Total                       1,095,728                    $4.69                       626,141

(1) Issued pursuant to the Company's 1996 Stock Option Plan and the 1997 Employee Stock Purchase Plan ("Stock Option Plans"), which require the approval of and have been approved by the Company's shareholders. See description of the Stock Option Plans below.

Stock Option Plans

     On October 23, 1996, the Board of Directors approved the 1996 Stock Option Plan (the "Stock Plan"). The Stock Plan provides for the granting of non-qualified stock options or incentive stock options to employees and consultants at the fair market value of the Company's common stock as of the date of grant. Options granted under the Stock Plan generally vest at a rate of 1/48th per month, however, the vesting schedule can change on a grant-by-grant basis. The Stock Plan provides that vested options may be exercised for 3 months after termination of employment and for 12 months after termination of employment as a result of death or disability. The Company may select alternative periods of time for exercise upon termination of service. The Stock Plan permits options to be exercised with cash, check, certain other shares of the Company's common stock or consideration received by the Company under a "cashless exercise" program. In the event that the Company merges with or into another corporation, or sell substantially all of the Company's assets, the Stock Plan provides that each outstanding option will be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. As of May 31, 2004, there were 1,721,869 shares of Common Stock reserved under the Stock Plan and 626,141 shares remaining for future issuance.

     On June 9, 1997, the Board of Directors adopted the 1997 Employee Stock Purchase Plan (the "ESPP"). The ESPP has consecutive, overlapping, twenty-four month offering periods. Each twenty-four month offering period includes four six month purchase periods. The offering periods generally begin on the first trading day on or after April 1 and October 1 each year, except that the first such offering period commenced with the effectiveness of the Company's initial public offering and ended on the last trading day on or before March 31, 1999. Shares are purchased through employee payroll deductions at exercise prices equal to 85% of the lesser of the fair market value of the Company's Common
Stock at either the first day of an offering period or the last day of the purchase period. If a participant's rights to purchase stock under all employee stock purchase plans of the Company accrue at a rate which exceeds $25,000 worth of stock for a calendar year, such participant may not be granted an option to purchase stock under the ESPP. The maximum number of shares a participant may purchase during a single purchase period is 3,000 shares. As of May 31, 2004, there were 400,000 shares of Common Stock reserved under the ESPP and 117,834 shares remaining for future issuance.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

        The names of the nominees and certain information about them are set forth below:

                                                                                         Director
Name of Nominee                Age                       Position                         Since
----------------------------   ---   -------------------------------------------------   --------
Rhea J. Posedel                 62   Chairman of the Board and Chief Executive Officer     1977
Robert R. Anderson (1)          66   Director                                              2000
William W.R. Elder (1)(2)       65   Director                                              1989
Mukesh Patel (1)                46   Director                                              1999
Mario M. Rosati (2)             58   Director and Secretary                                1977

----------------------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

        The principal occupation of each of the Board members during the past five years is set forth below. There is no family relationship between any director or executive officer of the Company.

        RHEA J. POSEDEL is a founder of the Company and has served as Chief Executive Officer and Chairman of the Board of Directors since its inception in 1977. From the Company's inception through May 2000, Mr. Posedel also served as President. Prior to founding the company, Mr. Posedel held various project engineering and engineering managerial positions at Lockheed Martin Corporation (formerly "Lockheed Missile & Space Corporation"), Ampex Corporation, and Cohu, Inc. He received a B.S. in Electrical Engineering from the University of California, Berkeley, an M.S. in Electrical Engineering from San Jose State University and an M.B.A. from Golden Gate University.

        ROBERT R. ANDERSON was appointed to the Company's Board of Directors in October 2000. Mr. Anderson is a private investor. From January 1994 to January 2001, he was Chairman of Silicon Valley Research, Inc., a semiconductor design automation software company, and its Chief Executive Officer from December 1996 to August 1998, and from April 1994 to July 1995. He also served as Chairman of Yield Dynamics, Inc., a private semiconductor process control software company, from October 1998 to October 2000, and as Chief Executive Officer from October 1998 to April 2001. Mr. Anderson co-founded KLA Instruments Corporation, now KLA-Tencor Corporation, a supplier of semiconductor process control systems, in 1975 and served in various capacities including Chief Operating Officer, Chief Financial Officer, Vice Chairman and Chairman before he retired from that company in 1994. Mr. Anderson is a director of MKS Instruments, Inc., Metron Technology N.V. and Trikon Technologies, Inc. He also serves as a director for two private development stage companies.

        WILLIAM W. R. ELDER has been a director of the Company since 1989. Dr. Elder was the Chief Executive Officer of Genus, Inc. ("Genus"), a semiconductor company, from his founding of Genus in 1981 to September 1996, and has been serving in that same position again since April 1998. Dr. Elder has been a director of Genus since its inception. Dr. Elder also serves as a Board Member of Trikon Technologies in the United Kingdom. Dr. Elder holds a B.S.I.E. and an honorary Doctorate Degree from the University of Paisley in Scotland.

        MUKESH PATEL was appointed to the Company's Board of Directors in June 1999. Mr. Patel is a leading entrepreneur in the Silicon Valley who founded Sparkolor Corporation, acquired by Intel Corporation in late 2002, and co-founded SMART Modular Technologies, Inc., a billion dollar company, acquired by Solectron Corporation in late 1999. Mr. Patel holds a B.S. degree in Engineering with an emphasis in digital electronics from Bombay University, India. Mr. Patel also serves as a Board member for SMART Modular Technologies, Inc., Nazomi Communications Inc. and Parama Networks.

        MARIO M. ROSATI has been a director of the Company since 1977. He is a member of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation which he joined in 1971. Mr. Rosati is a graduate of Boalt Hall, University of California at Berkeley. Mr. Rosati is a director of Genus, Inc., Sanmina Corporation, Symyx Technologies, Inc., Inc., and Vivus Inc., as well as several privately-held companies.

Board Meetings and Corporate Governance

Board Meetings and Committees

        The Board of Directors  held a total of five (5) meetings and  acted two
(2) times by unanimous written consent during the fiscal year ended May 31, 2004. No incumbent director during his period of service in such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served.

        The  Board of Directors has two committees,  the Audit Committee and the
Compensation Committee.   The Company does not have a  nominating committee or a
committee performing the functions of a nominating committee.

        The Audit Committee of the Board of Directors is comprised entirely of independent directors, as defined in the National Association of Securities Dealers, Inc.'s listing standards, for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in this Proxy Statement as Appendix A. The Audit Committee consists of directors Messrs. Anderson, Elder and Patel. The Board of Directors has determined that Mr. Anderson is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        The Compensation Committee of the Board of Directors currently consists of Messrs. Elder and Rosati. The Compensation Committee held one (1) meeting during fiscal year 2004. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

Consideration of Director Nominees

        All members of the Board of Directors participate in the consideration of director nominees. The Company is also in the process of forming a nominating committee for future consideration of director nominees.

Stockholder Recommendations

        The policy of the Board of Directors is to consider properly submitted shareholder recommendations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such recommendations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board and to address the
membership  criteria  set forth  under  "Director Qualifications"  below.   Any
shareholder recommendations proposed for consideration by the Board of Directors should include the candidate's name and qualifications for Board membership and should be addressed to:

Aehr Test Systems
400 Kato Terrace
Fremont, CA 94539
Attn:  Secretary

        In addition, procedures for stockholder direct nomination of directors are discussed under "Deadline for Receipt of Stockholder Proposals" above.

Director Qualifications

        Members of the Board should have the highest professional and personal ethics and values, consistent with the Company's Code of Conduct and Ethics
adopted       by     the     Board    in       an      action     by     written
consent dated September 24, 2004. They should have broad experience at the policy-making level in business. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

        The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board of Directors periodically assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. As described above, the Board of Directors considers properly submitted shareholder recommendations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, any recommendations are aggregated and considered by the Board of Directors at a regularly scheduled meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials are forwarded to the Board of Directors. The Board of Directors may also review materials provided by professional search firms or other parties in connection with a candidate who is not recommended by a shareholder. In evaluating such recommendations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board.

        The Board of Directors has determined that each of its current directors, except for Rhea J. Posedel, the Company's Chief Executive Officer, is independent within the meaning of the Nasdaq Stock Market, Inc. director independence standards, as currently in effect.

Annual Meeting Attendance

        Although the Company does not have a formal policy regarding attendance by members of the Board at the Company's annual meetings of shareholders, directors are encouraged to attend annual meetings of the Company's shareholders. All directors attended the 2003 annual meeting of shareholders.

Code of Conduct and Ethics

        The Board of Directors has adopted a Code of Conduct and Ethics for all directors, officers and employees of the Company, which includes the Chief Executive Officer, Chief Financial Officer and any other principal accounting officer. The Company will provide a copy of the Code of Conduct and Ethics upon request made in writing to Aehr Test Systems, Attention: Investor Relations, 400 Kato Terrace, Fremont, CA 94539. The Company will disclose any amendment to the Code of Conduct and Ethics or waiver of a provision of the Code of Conduct and Ethics, including the name of the officer to whom the waiver was granted, on the Company's website at www.aehr.com, on the Investors page.

Communications with the Board

        Individuals may communicate with the Board by submitting a letter to the attention of the Chairman of the Board, c/o Aehr Test Systems, 400 Kato Terrace, Fremont, CA 94539.

                        REPORT OF THE AUDIT COMMITTEE(1)

        The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee, consisting of Messrs. Patel, Anderson and Elder, held five (5) meetings in fiscal year 2004. Each member is an independent director in accordance with the Nasdaq National Market Audit Committee requirements. The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs.

        The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended May 31, 2004. PwC, the Company's independent registered public accounting firm for fiscal year 2004, issued their unqualified report dated August 30, 2004 on the Company's consolidated financial statements.

        The Audit Committee has also discussed with PwC the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PwC relative to its independence. The Audit
Committee has considered whether PwC's provision of non-audit services is compatible with its independence. The Audit Committee has an Audit Committee Charter. A copy of the charter is attached in Appendix A.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of Aehr Test Systems that the Company's audited financial statements for the fiscal year ended May 31, 2004 be included in the Annual Report on Form 10-K.

                                                        AUDIT COMMITTEE

                                                        Mukesh Patel
                                                        Robert R. Anderson
                                                        William W.R. Elder

(1) The information regarding the Audit Committee is not "soliciting" material and is not deemed "filed" with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Director Compensation

        Rhea J. Posedel, the only inside director of the Company, does not receive any cash compensation for his services as a member of the Board of Directors. Each outside director receives (1) an annual retainer of $10,000, (2) $1,250 for each regular board meeting he attends, and (3) $750 for each committee meeting he attends if not held in conjunction with a regular board meeting, in addition to being reimbursed for certain expenses incurred in attending Board and committee meetings. Prior to each annual meeting of shareholders, each outside director may elect to receive an additional stock option grant in lieu of any cash payments throughout the year. An inside director is a director who is a regular employee of the Company, whereas an outside director is not an employee of the Company. Directors are eligible to participate in the Company's stock option plans. In fiscal 2002, outside directors Robert Anderson, William Elder, Mukesh Patel and Mario Rosati were each granted options to purchase 5,000 shares at $3.85 per share. In fiscal 2003, outside directors Robert Anderson, William Elder, Mukesh Patel and Mario Rosati were each granted options to purchase 5,000 shares at $2.70 per share. In fiscal 2004, outside directors Robert Anderson, William Elder, Mukesh Patel and Mario Rosati were each granted options to purchase 5,000 shares at $3.79 per share.

Additionally, Robert Anderson and Mukesh Patel were each granted 9,499 shares at $3.79 per share pursuant to an agreement to take these shares of stock in lieu of cash payments throughout the fiscal year.

        The Company has agreed to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future service on the Board. In addition, the Company maintains an insurance policy insuring its officers and directors against such liabilities.

Vote Required

        The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. See "Quorum; Abstentions; Broker Non-Votes."

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES
                                    LISTED ABOVE


                                   PROPOSAL 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                   ACCOUNTING FIRM

      The Board of Directors of the Company has selected PricewaterhouseCoopers LLP, as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the current fiscal year ending May 31, 2005, and recommends that Shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee and the Board of Directors will reconsider their selection. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent registered public accounting firm at any time during the year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services for the years ended May 31, 2004 and 2003:


      DESCRIPTION OF SERVICES
      -----------------------

                                             2004                2003
                                             ----                ----
Audit fees                                $106,200            $ 92,375

Audit Related Fees                              --                  --

Fees for Tax Services                       35,175              68,175
                                          --------            --------
TOTAL                                     $141,375            $160,550
                                          ========            ========

        Audit fees. Aggregate fees billed or to be billed for professional services rendered for the audit of the Company's fiscal 2004 annual financial statements and for the review of the financial statements included in the Company's quarterly reports during such period.

        Audit related fees. Aggregate fees were for services related to income tax provision procedures, internal control projects and revenue recognition.

        Tax services. Aggregate fees were for services related to finalization of income tax returns, sale and use tax filings, and other tax consulting services.

        The Audit Committee pre-approves all audit and non-audit services provided to the Company by the independent auditors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
            RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP


                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended May 31, 2004, 2003 and 2002 by the Chief Executive Officer and each of the four other most highly compensated executive officers with annual compensation in excess of $100,000 for the fiscal year ended May 31, 2004.

                                 Summary Compensation Table

                                                                            Long-term
                                                                           Compensation
                                                                           ------------
                                                  Annual Compensation       Securities
                                       Fiscal   -----------------------     Underlying         All Other
Name and Principal Position             Year    Salary ($)    Bonus ($)     Options ($)     Compensation ($)
---------------------------             ----    ----------    ---------    ------------     ----------------
Rhea J. Posedel .....................   2004     $216,662           --        $2,360           $22,936(1)
   Chief Executive Officer and          2003     $213,252           --        $2,252           $17,505(2)
      Chairman of the Board of          2002     $200,199           --        $1,935           $ 5,795(3)
      Directors

Carl J. Meurell (4)..................   2004     $213,253     $ 58,206            --           $22,710(1)
   President and Chief Operating        2003     $195,850     $ 52,965        $2,294           $17,254(2)
      Officer                           2002     $197,397     $ 10,000        $1,935           $13,968(3)

Gary L. Larson ......................   2004     $174,181           --        $2,071           $ 5,320(1)
   Vice President of Finance and        2003     $169,855           --        $1,944           $ 4,061(2)
      Chief Financial Officer           2002     $166,503           --        $1,935           $ 7,341(3)

Carl N. Buck ...........................2004     $153,144     $  7,375        $1,739           $ 5,261(1)
   Vice President of Contactor          2003     $151,205     $ 14,749        $1,580           $ 6,187(2)
    Business Group                      2002     $139,289           --        $1,746           $ 3,717(3)

David S. Hendrickson.................   2004     $182,015           --        $2,015           $16,458(1)
   Vice President of Engineering        2003     $174,214     $ 26,906        $2,015           $13,013(2)
                                        2002     $175,792     $ 14,280        $1,935           $ 5,491(3)

---------------------
(1) Consists of health and life insurance premiums and medical costs paid by the Company during the year ended May 31, 2004.

(2) Consists of health and life insurance premiums and medical costs paid by the Company during the year ended May 31, 2003.

(3) Consists of health and life insurance premiums and medical costs paid by the Company during the year ended May 31, 2002.

(4)   Mr. Carl J. Meurell  ceased to be an officer of the Company  as of January
      2004.

Stock Option Grants and Exercises

      The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended May 31, 2004.

                       Option Grants in Last Fiscal Year

                                                                           Potential Realizable
                                       Individual Grants                     Value at Assumed
                      ----------------------------------------------------   Annual Rates of
                      Number of     % of Total                                 Stock Price
                      Securities      Options                                Appreciation for
                      Underlying    Granted to      Exercise                   Option Term(4)
                       Options     Employees in      Price      Expiration  -------------------
Name                  Granted(1)  Fiscal Year(2)  ($/Share)(3)     Date       5% ($)   10% ($)
----                  ----------  --------------  ------------  ----------  --------   --------
Rhea J. Posedel          25,000        15.5%         $3.17       6/26/2010   $22,061    $61,058
Carl J. Meurell          10,000         6.2%         $2.88       6/26/2010   $11,724    $27,323
Gary L. Larson           15,000         9.3%         $2.88       6/26/2010   $17,587    $40,985
Carl N. Buck             15,000         9.3%         $2.88       6/26/2010   $17,587    $40,985
David S. Hendrickson      5,000         3.1%         $2.88       6/26/2010   $ 5,862    $13,662

-----------------
(1) The options were granted under the 1996 Stock Option Plan and vested over four years.

(2) Based on an aggregate of 161,750 options granted by the Company in the year ended May 31, 2004 to employees and consultants to the Company, including the named executive officers.

(3) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors, except the exercise price of the options granted to Mr. Posedel was equal to 110% of the fair market value of the Common Stock on the date of the grant.

(4) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective seven-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% annually from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions and the timing of option exercises, if any.

      The following table provides information concerning option exercises by the persons named in the Summary Compensation Table during the fiscal year ended May 31, 2004 and the value of unexercised options at such date.

          Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                           Number of Securities
                                                          Underlying Unexercised         Value of Unexercised
                                                                 Options at             In-the-Money Options at
                               Shares                       Fiscal Year-End(#)(1)        Fiscal Year-End($)(2)
                             Acquired on     Value       ---------------------------  --------------------------
Name                         Exercise (#)  Realized ($)  Exercisable   Unexercisable  Exercisable  Unexercisable
----                         ------------  ------------  -----------   -------------  -----------  -------------
Rhea J. Posedel ............    12,000       $23,193       103,312         54,688         $5,385        $18,115
Carl J. Meurell ............   106,953       $67,018        79,478           --             --             --
Gary L. Larson .............    25,000       $47,062        47,769         30,231         $5,460        $15,120
Carl N. Buck ...............     3,000       $ 3,395        44,998         21,002         $7,607        $14,603
David S. Hendrickson .......      --            --          76,768         23,232         $1,523        $ 4,877

----------------------------
(1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(2) Calculated by determining the difference between the fair market value of the securities underlying the options at year end ($4.11 per share as of May 31, 2004) and the exercise price of the options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

      In its ordinary course of business, the Company enters into transactions with certain of its directors and officers. The Company believes that each such transaction has been on terms no less favorable for the Company than could have been obtained in a transaction with an independent third party.

Legal Counsel

      During fiscal 2004, Mario M. Rosati, a member of the Board of Directors of the Company, was also a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR"). The Company retained WSGR as its legal counsel during the fiscal year. The Company plans to retain WSGR as its legal counsel again during fiscal 2005.

Change of Control Severance Agreement

      On January 24, 2001, the Company entered into Change of Control Severance Agreements with Mr. Carl N. Buck, Mr. David S. Hendrickson, Mr. Gary L. Larson and Mr. Rhea J. Posedel pursuant to which those executives would be entitled to a payment in the event of a termination of employment for specified reasons following a change of control of the Company. For this purpose, a change of control of the Company means a merger or consolidation of the Company, a sale by the Company of all or substantially all of its assets, the acquisition of beneficial ownership of a majority of the outstanding voting securities of the Company by any person or a change in the composition of the Board as a result of which fewer than a majority of the directors are incumbent directors. Termination of employment for purposes of these agreements means a discharge of the executive by the Company, other than for specified causes including dishonesty, conviction of a felony, misconduct or wrongful acts. Termination also includes resignation following the occurrence of an adverse change in the executive's position, duties, compensation or work conditions. The amounts payable under the agreements will change from year to year based on the executive's compensation. In the event of a termination in fiscal 2005 following a change of control, the amounts payable to Messrs. Buck, Hendrickson, Larson and Posedel would be approximately $79,000, $101,000, $138,000 and $238,000, respectively.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Messrs. Elder and Rosati. No interlocking relationship exists between the Company's Board of Directors and Compensation Committee and the board of directors or compensation committee of any other company.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings and such information shall be entitled to the benefits provided in Item 306(c) and (d) of Regulation S-K and Item 7(d)(3)(v) of Schedule 14A.

General

      The objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executives while aligning their compensation with the achievements of key business objectives, maximization of shareholder value and optimal satisfaction of customers.

      The Compensation Committee is responsible for:

      1. Determining the specific executive compensation methods to be used by the Company and the participants in each of those specific programs;

      2. Determining the evaluation criteria and timeliness to be used in those programs;

      3. Determining the processes that will be followed in the ongoing administration of the programs; and

      4. Determining their role in the administration of the programs.

      All of the actions take the form of recommendations to the full Board of Directors where final approval, rejection or redirection will occur. The Compensation Committee is responsible for administering the compensation programs for all Company officers. The Compensation Committee has delegated the responsibility of administering the compensation programs for all other Company employees to the Company's officers.

Compensation Vehicles

      Currently, the Company uses the following executive compensation vehicles:

      o Cash-based programs: Base salary, Annual Incentive Bonus Plan, Annual Profit Sharing Plan, and a Sales Incentive Commission Plan; and

      o Equity-based programs: 1996 Incentive Stock Option Plan, the 1997 Employee Stock Purchase Plan and the Employee Stock Bonus Plan.

      These programs apply to all executive level positions, except for the Sales Incentive Commission Plan, which only includes executives directly responsible for sales activities. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

      The criteria for determining the appropriate salary level, bonus and stock option grants for each of the executive officers include (a) Company performance as a whole, (b) business unit performance (where appropriate) and (c) individual performance objectives. Company performance and business unit performance are measured against both strategic and financial goals. Examples of these goals are to obtain: operating profit, revenue growth, timely new product introduction, and shareholder value (usually measured by the Company stock price). Individual performance is measured to specific objectives relevant to the individual's position and a specific time frame.

      These criteria are usually related to a fiscal year time period, but may, in some cases, be measured over a shorter or longer time frame.

      The processes used by the Compensation Committee include the following steps:

      1. The Compensation Committee periodically receives information comparing the Company's pay levels to other companies in similar industries, other leading companies (regardless of industry) and competitors. Primarily national and regional compensation surveys are used.

      2. At or near the start of each evaluation cycle, the Compensation Committee meets with the Chief Executive Officer to review, revise as needed, and agree on the performance objectives set for the other executives. The Chief Executive Officer and Compensation Committee jointly set the Company objectives to be used. The business unit and individual objectives are formulated jointly by the Chief Executive Officer and the specific individual. The Compensation Committee also, with the Chief Executive Officer, jointly establishes and agrees on their respective performance objectives.

      3. Throughout the performance cycle review, feedback is provided by the Chief Executive Officer, the Compensation Committee and full Board, as appropriate.

      4. At the end of the performance cycle, the Chief Executive Officer evaluates each other executive's relative success in meeting the performance goals. The Chief Executive Officer makes recommendations on salary, bonus and stock options, utilizing the comparative results as a factor. Also included in the decision criteria are subjective factors such as teamwork, leadership contributions and ongoing changes in the business climate. The Chief Executive Officer reviews the recommendations and obtains Compensation Committee approval.

      5. The final  evaluations  and  compensation  decisions are discussed with
         each  executive  by  the  Chief   Executive   Officer  or  Compensation
         Committee, as appropriate.

Compensation of the Chief Executive Officer

      The Compensation Committee used the same compensation policy described above for all executive officers to determine the compensation for Rhea J. Posedel, the Company's Chief Executive Officer, in fiscal year 2004. In setting both the cash-based and the equity-based elements of Mr. Posedel's compensation, the Compensation Committee considered the company's performance, competitive forces taking into account Mr. Posedel's experience and knowledge, and Mr. Posedel's leadership in achieving our long-term goals. During fiscal year 2004, he received a stock option grant under our 1996 Stock Option Plan for 25,000 shares. These options vest over four years. The Compensation Committee believes Mr. Posedel's fiscal year 2004 compensation was fair, relative to the Company's performance and Mr. Posedel's individual performance and leadership, and it rewards him for this performance and will serve to retain him as a key employee.

Policy on Deductibility of Compensation

      We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax, the otherwise allowable deduction for compensation paid or accrued with respect to the executive officers of a publicly-held company, which is not performance-based compensation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to our executive officers for fiscal 2004 will exceed the $1 million limit per officer; however, to the extent such compensation to be paid to such executive officers exceeds the $1 million limit per officer, such excess will be treated as performance-based compensation.

      The Compensation Committee feels that the compensation vehicles used by the company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.

                                                     COMPENSATION COMMITTEE

                                                     William W. R. Elder
                                                     Mario M. Rosati

Company Performance

      The following graph shows a comparison of total shareholder return for holders of the Company's Common Stock for the last five fiscal years and ending May 31, 2004, compared with The Nasdaq Stock Market (U.S.) Index and the Philadelphia Semiconductor Index. The graph assumes that $100 was invested in the Company's Common Stock, in the Nasdaq Stock Market (U.S.) Index and the Philadelphia Semiconductor Index on May 31, 1999, and that all dividends were reinvested. The Company believes that while total shareholder return can be an important indicator of corporate performance, the stock prices of semiconductor equipment companies like Aehr Test Systems are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other semiconductor equipment company stocks.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                      Cumulative Total Return
                                  --------------------------------------------------------------
                                  5/31/99    5/31/00    5/31/01    5/31/02    5/31/03    5/31/04

AEHR TEST SYSTEMS                  100.00     143.75     100.01     148.71      71.75     102.74
NASDAQ STOCK MARKET (U.S.)         100.00     137.97      85.84      65.94      65.44      81.86
PHILADELPHIA SEMICONDUCTOR         100.00     257.27     154.27     122.71      98.50     125.95

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent Shareholders file reports of ownership and changes in ownership with the SEC as to the Company's securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended May 31, 2004.


                              FINANCIAL STATEMENTS

      The Company's Annual Report to Shareholders for the last fiscal year is being mailed with this proxy statement to Shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management's discussion and analysis of financial condition and results of operations.


                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.



                                             By Order of the Board of Directors,

                                             /s/ Rhea J. Posedel

                                             RHEA J. POSEDEL
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors
Dated:  September 27, 2004

                                      APPENDIX A

                                  AEHR TEST SYSTEMS
                               AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements.

Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

  o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

  o  The Committee shall:

       o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

       o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

       o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

  o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

--------------------------------------------------------------------------------
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                AEHR TEST SYSTEMS

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 19, 2004

     The undersigned Shareholder of Aehr Test Systems, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Rhea J. Posedel and Gary L. Larson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Aehr Test Systems to be held on October 19, 2004, at 4:00 p.m., local time, at 400 Kato Terrace, Fremont, California 94539, and at any adjournments thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this card.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINATED DIRECTORS AND (2) FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

                        PLEASE SIGN AND DATE ON REVERSE SIDE
--------------------------------------------------------------------------------

                               DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:

     [  ] FOR all nominees listed   [  ] WITHHOLD authority to   [  ] EXCEPTIONS
          below (except as               vote for all nominees
          indicated to the               listed below
          contrary below).

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

        Rhea J. Posedel      Robert R. Anderson      William W. R. Elder

                       Mukesh Patel      Mario M. Rosati

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

           [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

           [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN


    I (WE) WILL [ ] WILL NOT [ ] ATTEND THE MEETING IN PERSON.


                                            The undersigned  hereby ratifies and
                                            confirms all that  the attorneys and
                                            proxies,  or  any of them,  or their
                                            substitutes,  shall  lawfully  do or
                                            cause  to be done  by virtue hereof,
                                            and   hereby  revokes  any  and  all
                                            proxies  heretofore   given  by  the
                                            undersigned  to vote at the meeting.
                                            The undersigned acknowledges receipt
                                            of  the Notice of Annual Meeting and
                                            the   Proxy  Statement  accompanying
                                            such notice.

                                            Dated: _______________________, 2004

                                            ____________________________________
                                                          Signature

                                            ____________________________________
                                                          Signature

                                            Please date this proxy card and sign
                                            above  exactly as  your name appears
                                            on this card.  Joint  owners  should
                                            each   sign  personally.   Corporate
                                            proxies   should  be  signed  by  an
                                            authorized    officer.    Executors,
                                            administrators,    trustee,    etc.,
                                            should give their full titles.
--------------------------------------------------------------------------------